UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/22/2008

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-31978

DE	39-1126612
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York 10005
(Address of Principal Executive Offices, Including Zip Code)

(212) 859-7000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 22, 2008, Assurant, Inc. (the "Company") announced that Jerome A. Atkinson, Executive Vice President and Chief Compliance Officer, will be retiring from the Company effective July 1, 2008.

Item 8.01.    Other Events

On April 22, 2008, the Company also announced that Bart Schwartz will be joining Assurant as Executive Vice President, Chief Legal Officer and Secretary effective April 28, 2008. Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release issued by the Company yesterday regarding Mr. Schwartz's appointment.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Assurant, Inc.

Date: April 23, 2008.	By:	/s/ Raj B. Dave
Raj B. Dave
Vice President and Managing Attorney

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 22, 2008